UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) December 20, 2007

                         NuSTATE ENERGY HOLDINGS, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       000-25753               87-0449667
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
       or incorporation)                                     Identification No.)

902 Clint Moore Road, Suite 204, Boca Raton, Florida               33487
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 561-998-7557
                                                   ------------

                           Fittipaldi Logistics, Inc.
                           --------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 7.01  Regulation FD Disclosure.

     Effective December 20, 2007 Fittipaldi Logistics, Inc. has changed its name to NuState Energy Holdings, Inc. The corporate name change was brought about by a merger of a wholly-owned subsidiary into Fittipaldi Logistics, Inc. with Fittipaldi Logistics, Inc. surviving but renamed NuState Energy Holdings, Inc. As a result of the name change, the CUSIP number of the Company's common stock was changed to 67058V101. The Company has submitted the requisite documentation to NASDAQ Market Operations in order to obtain a new trading symbol for the company's common stock which is quoted on the OTC Bulletin Board. The new trading symbol is expected to be issued in early January 2008 and another current report on Form 8-K will be filed at that time. The name change does not affect the rights of the company's stockholders and current stockholders will not be required to turn in their currently-held stock certificates for new certificates. However, if any current stockholders desire to exchange their stock certificates for certificates that have the new corporate name and CUSIP number they may do so by mailing the certificate to the company's transfer agent, Madison Stock Transfer, Inc., 1688 East 16th Street, Brooklyn, New York 11229, telephone number is (718) 627-6341. Any costs associated with the exchange will be the responsibility of the stockholders.

Item 9.01. Financial Statements and Exhibits

(a) Exhibits.

    4.18 Articles of Merger between Fittipaldi Logistics, Inc. and NuState Energy Holdings, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NuSTATE ENERGY HOLDINGS, INC.


Date:  December 31, 2007                           By:  /s/ Frank P. Reilly
                                                        -------------------
                                                        Frank P. Reilly,
                                                        Chief Executive Officer